UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: February 16, 2023

Archer Aviation Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or other jurisdiction of incorporation)
001-39668		85-2730902
(Commission File Number)		(IRS Employer Identification No.)

190 West Tasman Drive San Jose, CA	95134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 650-272-3233

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ACHR	New York Stock Exchange

Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	ACHR WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01 Other Events

On February 16, 2023, Archer Aviation Inc. (the “Company”) filed a petition in the Delaware Court of Chancery (the “Court of Chancery”) pursuant to Section 205 (the “Section 205 Proceeding”) of the Delaware General Corporation Law (“DGCL”), seeking validation of an amendment to its amended and restated certificate of incorporation (the “Charter”) that increased the authorized number of shares of Class A common stock, par value $0.0001 per share (the “Class A common stock”) in connection with the closing of its business combination transaction with Atlas Crest Investment Corp. (“Atlas”).

On September 14, 2021, Atlas, the predecessor to the Company, held a special meeting of stockholders (the “Atlas Special Meeting”) to approve certain matters relating to the business combination between Atlas, Artemis Acquisition Sub Inc. and Archer Aviation Inc. (“Legacy Archer”). One of these matters was a proposal that, among other things, amended and restated the Company’s certificate of incorporation to increase the total number of authorized shares of Atlas’ Class A common stock from 200,000,000 shares to 700,000,000 shares (the “Charter Amendment Proposal”). The Charter Amendment Proposal was approved by a majority of the shares of common stock of Atlas, voting together as a single class, that were outstanding as of the record date for the Atlas Special Meeting. After the Atlas Special Meeting, Atlas and Legacy Archer closed the business combination, and Atlas changed its name to Archer Aviation Inc.

A recent decision by the Court of Chancery has created uncertainty regarding the validity of the Charter Amendment Proposal and whether a separate vote of the majority of the then-outstanding shares of Class A common stock would have been required under Section 242(b)(2) of the DGCL to approve the Charter Amendment Proposal.

The Company has been proceeding with the understanding that the Charter Amendment Proposal and the Charter are valid. Although the closing of the business combination between Altas and Legacy Archer did not result in the issuance of shares in excess of the 200,000,000 shares of Class A Common Stock authorized under Atlas’ previous Charter, the Company has subsequently issued or promised to issue various securities that, under Delaware law, may have technically taken the Company over this cap. In light of the recent Court of Chancery decision, the Company filed a petition in the Court of Chancery pursuant to Section 205 of the DGCL seeking validation of the Charter Amendment Proposal and the Charter, to resolve any uncertainty with respect to the current number of authorized shares under the Charter. Section 205 of the DGCL permits the Court of Chancery, in its discretion, to validate potentially defective corporate acts after considering a variety of factors.

Forward-Looking Statements

This current report on Form 8-K (this “Current Report”) includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this Current Report, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “continue,” “project” or the negative of such terms and other similar expressions that predict or indicate future events or trends or that are not statements of present or historical matters. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of the Company and are not predictions of actual outcomes. Actual events and circumstances are impossible to predict and are beyond the control of the Company.

With respect to the matters addressed in this Current Report, no assurances can be made regarding the outcome of the Company’s Section 205 Proceeding. The Section 205 Proceeding is subject to inherent uncertainties and is beyond the Company’s control and may not result in timely resolution of the uncertainty regarding the Company’s authorized shares of Class A Common Stock, if at all. If the Company is unsuccessful in the Section 205 Proceeding, it may need to seek alternative remedies to resolving any uncertainty regarding its authorized shares of Class A Common Stock. Moreover, until such uncertainty is resolved, the Company may not be able to issue shares of Class A Common Stock in excess of the amounts previously authorized under the Atlas Charter.

The Company cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company. Additional risks and uncertainties that could affect the Company and its financial results are described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 14, 2022 and in the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 12, 2022, copies of which are available on the Company’s website at investors.archer.com and on the SEC’s website at www.sec.gov. Additional information will also be set forth in other filings that the Company makes with the SEC from time to time. All forward-looking statements in this Current Report are based on information available to the Company as of the date hereof, and the Company assumes no obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER AVIATION INC.

Date: February 16, 2023	By:	/s/ Andy Missan
	Name:	Andy Missan
	Title:	Chief Legal Officer